UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2020

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7555 Gateway Boulevard, Newark, California, 94560
(Address, including zip code, of principal executive offices)

(510) 742-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 9, 2020, Revance Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01    REGULATION FD DISCLOSURE
The Company issued a press release on November 9, 2020, announcing results from its Phase 2 clinical trial of investigational drug candidate DaxibotulinumtoxinA for Injection for the management of plantar fasciitis. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

The information in this Item 7.01 of this current report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 8.01    OTHER EVENTS

On November 9, 2020, the Company announced results from its Phase 2 clinical trial of investigational drug candidate DaxibotulinumtoxinA for Injection for the management of plantar fasciitis, a painful affliction caused by inflammation of the ligament running along the bottom of the foot (the plantar fascia).

This Phase 2 prospective, randomized, double-blind, multi-center, placebo-controlled trial evaluated the safety and efficacy of two doses of DaxibotulinumtoxinA for Injection in reducing the signs and symptoms of plantar fasciitis. In the trial, both doses of DaxibotulinumtoxinA for Injection resulted in significant measurable pain relief after treatment that was numerically greater than placebo. However, neither dose met the primary efficacy endpoint of statistically significant improvement from baseline in the Numeric Pain Rating Scale (NPRS) for foot pain at Week 8, compared to placebo. Subjects treated with DaxibotulinumtoxinA for Injection showed an average reduction from baseline of 3.29 on the NPRS (a 54.6% reduction) at 80U (p=0.2135 vs. placebo) and 3.25 on the NPRS (a 50.1% reduction) at 120U (p=0.2205 vs. placebo, p=0.9207 vs. 80U), compared to placebo subjects at 2.75 on the NPRS (a 45.1% reduction).

DaxibotulinumtoxinA for Injection was found to be safe and well-tolerated at both doses through Week 24. There were no serious treatment-related adverse events and no dose dependent increase in adverse events was observed. Treatment-related adverse events were generally transient and mild to moderate in severity. The two most common treatment-related adverse events were (for 80 Units, 120 Units and placebo, respectively) injection site pain (6.1%, 5.6%, 5.8%) and injection site erythema (2.0%, 1.9%, 1.9%).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Number	Description
99.1	Press Release dated November 9, 2020 regarding earnings release
99.2	Press Release dated November 9, 2020 regarding plantar fasciitis trial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 9, 2020	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer